                                                                   EXHIBIT 10.26
                                               ---------------------------------
                                               Confidential Treatment Requested
                                               under 17 C.F.R.(S)(S)200.80(b)(4)
                                               200.83 and 230.406
                                               ---------------------------------

                    MICROWAVE RELOCATION SERVICES AGREEMENT

     THIS MICROWAVE RELOCATION SERVICES AGREEMENT (the "Agreement") is entered into as of February 11, 1998 (the "Effective Date") by and between Triton PCS Operating Company, L.L.C., a Delaware limited liability company ("Triton") and Entel Technologies, Inc., a Delaware corporation ("Entel") (Triton and Entel are each hereinafter referred to individually as a "Party" or collectively as "Parties").

1.   Description of Services. In accordance with and subject to the terms and
     -----------------------
     conditions of this Agreement, Entel hereby agrees to provide Triton with the microwave clearing services (the "Services") described in Exhibit I hereto (the "Scope of Services") as assigned pursuant to a fully executed work order ("W.O".) similar in form to the W.O. set forth in Exhibit III hereto.

2.   Term of Agreement. The term of this Agreement shall be [***] from the
     -----------------
     Effective Date unless otherwise terminated in accordance with this Agreement. The term of this Agreement will automatically renew for an additional term of [***] unless either Party communicates, in writing, [***] days prior to expiration of the initial term, to the other Party, its intent not to renew the Agreement.

3.   Non Exclusivity. Each Party shall be free to enter into any other
     ---------------
     contracts or agreements, similar or dissimilar, with any other person or entity.

4.   Assignment of Work. Triton shall assign work to Entel by issuing a W.O.
     ------------------
     similar to the form set forth in Exhibit III hereto. Each W.O. shall describe the Services to be performed. W.O. number 1 and number 2 have been fully executed by the Parties and copies are attached hereto as Attachment II and III.

5.   Acceptance of Work. Entel shall manifest its acceptance of assigned work
     ------------------
     by executing the W.O. within [***] of receipt of the W.O. from Triton.

6.   Compensation. The pricing for the Services, as previously agreed to by both
     ------------
     Parties, is set forth in Exhibit II hereto.

7.   Invoices and Payments. Entel shall invoice Triton according to the
     ---------------------
     timeframes set forth in Exhibit II. Invoices shall be due and payable by Triton within thirty (30) days of the date of receipt by Triton. Triton shall review the invoices and notify Entel in writing within thirty (30) days of receipt of the invoice of any objection or question Triton may have in connection with the invoice. If any items are disputed, only the disputed items may be withheld from payment. The remaining undisputed portion of the invoice shall be paid in accordance with the terms of this Agreement.

8.   Taxes. All taxes and similar assessments, levies and government imposed
     -----
     obligations with respect to income derived from Entel's performance of Services hereunder shall be the obligation of and be paid by Entel. Triton shall pay any other applicable taxes.

9.   Breach and Termination.
     ----------------------

     A.   Breach. For purposes of this Agreement, Breach shall mean the
          ------
          following:

          1.   Breach by Triton. Triton's failure to timely pay service fees
               ----------------
               or reimbursable expenses in accordance with the procedures set forth in this Agreement.

          2.   Breach by Entel. Entel's failure to provide timely or quality
               ---------------
               Services as required by the terms of this Agreement. The quality of Entel's services shall be evaluated in good faith based on the industry standard of quality for consulting services of the same or similar nature.

* Confidential Treatment Requested

     B.   Termination for Breach, Cure Period. The non-breaching Party shall
          -----------------------------------
          provide the breaching Party [***], after receipt of a written termination notice setting forth the nature of the Breach, to cure such breach provided however that Triton, subsequent to providing [***] cure notices to Entel within a [***] period, which period shall commence on the Effective Date hereof, shall be entitled to terminate the Agreement without providing notice to Entel. When written notice of a breach is required hereunder, the applicable remedy for such breach shall be unavailable until the passage of such cure period.

     C.   Termination in Event of Default. Either Party may terminate this
          -------------------------------
          Agreement upon written notice to the other Party under any of the following circumstances, each of which shall constitute an Event of
          Default: (i) the other Party makes an assignment for the benefit of creditors (other than solely as an assignment of moneys due); (ii) the other Party becomes unable to pay its debts as they become due, unless assurance satisfactory to the terminating Party is provided within thirty (30) days of receipt of its notice of termination hereunder; or
          (iii) the other Party becomes the subject of a proceeding, whether voluntary or involuntary, under the bankruptcy or insolvency laws of the United States or any other jurisdiction, unless such proceeding is dismissed or withdrawn within forty-five (45) days of the non-defaulting Party's receipt of the defaulting Party's notice of termination hereunder.

     D.   Procedure Upon Expiration or Termination. Upon the expiration or
          ----------------------------------------
          termination of this Agreement, Entel shall promptly return to Triton, or destroy, as Triton may direct, all of Triton's property in Entel's possession. Entel shall be entitled to payment for Services rendered and for reimbursable expenses related thereto incurred prior to the effective date of termination, as Entel shall set forth in its final invoice to Triton. Triton shall pay Entel the pro rata portion of the service fee that is represented by the portion of Services rendered prior to the effective date of the termination. Each Party shall provide to the other such reasonable assistance as may be necessary for the orderly continuation of the other Party's business.

10.  Indemnification
     ---------------

     A. Except as a result of Entel's gross negligence or willful misconduct, Triton agrees to defend and indemnify Entel for and hold it harmless from any and all claims, actions, damages, or other liabilities (including reasonable attorneys' fees) incurred by Entel as the result of any act, error, omission, non-performance by negligence, or wrongful act of Triton arising directly out of the performance of this Agreement.

     B. Except as a result of Triton's gross negligence or willful misconduct, Entel agrees to defend and indemnify Triton for and hold it harmless from any and all claims, actions, damages, or other liabilities (including reasonable attorneys' fees) incurred by Triton as the result of any act, error, omission, non-performance by negligence, or wrongful act of Entel arising directly out of the performance of this Agreement.

11.  Insurance. Entel shall maintain: Commercial General Liability coverage in
     ---------
     an amount of not less than $1,000,000 per occurrence for bodily injury or death, personal injury, and property damage liability; and for all motor vehicles used by employees during the course of this Agreement, liability and property damage insurance in the amount of $1,000,000. Entel agrees to name Triton as additional insured under the above coverages. Entel will secure and maintain all insurance required by law, for its employees, during the term of this Agreement. All subcontractors or other agents hired by Entel under the terms of this Agreement must adhere to the conditions contained in this paragraph, which shall be paid by subcontractor, and Entel shall provide Triton with a copy of said insurance. Entel shall provide Triton with evidence of such insurance prior to commencement of work under this contract and as otherwise reasonably requested by Triton.

* Confidential Treatment Request

12.  Confidentiality. In order to permit Entel to perform its obligations
     ---------------
     hereunder, Triton may from time to time disclose to Entel confidential or proprietary information of Triton ("Confidential Information"). Entel shall use all Confidential Information solely for the purpose of performing its obligations to Triton under this Agreement, and shall keep confidential and not disclose to any other person, other than employees or agents of Entel who agree to be bound by an equivalent undertaking, any Confidential Information. The foregoing restrictions shall not apply to any Confidential
     Information:

          i. which is made public by Triton or which otherwise is or hereafter becomes part of the public domain through no wrongful act, fault, or negligence on the part of Entel;

          ii. which Entel can reasonably demonstrate is already in Entel's possession and not subject to an existing agreement of confidentiality;

          iii. which is received from a third party without restriction and without breach of an agreement with Triton;

          iv. which is independently developed by Entel as evidenced by its records; or

          v. which Entel is required to disclose pursuant to a valid order of a court or other governmental body or any political subdivision hereof; provided, however, that, to the extent that it may lawfully do so, Entel shall first have given notice to Triton and given Triton a reasonable opportunity to interpose an objection or obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued.

13.  Independent Contractor. Entel is and shall act as an independent contractor
     ----------------------
     in the performance of its obligations under this Agreement. Entel shall exercise full control of and supervision over its employees. Entel's personnel performing Services are agents, employees or subcontractors of Entel and are not employees or agents of Triton. Entel will be solely liable for all matters relating to compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such matters.

14.  Prohibition of Solicitation. During the term of this Agreement, neither
     ---------------------------
     party shall solicit nor accept for employment any employees of the other party without the express written consent of the other party.

15.  Force Majeure. Neither Party shall be liable for any delay or failure in
     -------------
     performing its obligations hereunder that is due to circumstances beyond such Party's reasonable control, including, but not limited to, acts of God, civil unrest, riots, war, fire, floods, explosions and strikes or other concerted acts of labor, provided that such circumstances were not reasonably foreseeable by such Party and, by the exercise of commercial due diligence, could not have been prevented or overcome by such Party. Upon the occurrence of a force majeure condition, the Party whose performance is affected shall give written notice to the other Party describing the affected performance. The parties shall promptly confer, in good faith, to agree upon equitable, reasonable action to minimize the impact of the condition on both parties. The parties agree that the Party whose performance is affected shall use commercially reasonable efforts to minimize the delay caused by the force majeure condition and recommence the affected performance. In the event that the delay caused by the force majeure event lasts for a period of more than thirty (30) days, the parties shall negotiate an equitable modification to this Agreement with respect to the affected performance. If the parties are unable to agree upon an equitable modification within fifteen (15) days after such thirty (30) day period has expired, then either Party shall be entitled to serve thirty
     (30) days notice of termination on the other Party with respect to only the affected performance. If the force majeure event for such affected performance continues upon the expiration of such thirty (30) day notice period the portion of this Agreement relating to the affected performance shall automatically terminate. The remaining portion of this Agreement that does not involve the affected performance shall continue in full force and effect.

16.  Limitation of Liability. Entel's liability with respect to services
     -----------------------
     provided hereunder shall not exceed the amount paid to Entel under this Agreement.

17.  Waivers and Amendments. Waiver by either Party of any default hereunder by
     ----------------------
     the other Party shall not be deemed a waiver of any other default. No provision of this Agreement shall be deemed waived, amended or modified by either Party, unless such waiver, amendment or modification is in writing and signed by the authorized representative of the Party against whom such waiver, amendment or modification is to be enforced.

18.  Governing Law; Consent to Jurisdiction and Venue. This Agreement shall be
     ------------------------------------------------
     construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding the conflict of laws provisions thereof.

19.  Assignment to Third Parties. Triton may freely assign its rights and
     ---------------------------
     obligations hereunder. Except as specifically permitted herein, Entel may not assign or transfer any right, interest, or obligation hereunder to any third party without the express written consent of Triton, such consent not to be unreasonably withheld or delayed; provided, however, Entel may freely
                                             --------  -------
     assign this Agreement to any affiliate of Entel upon written notice to Triton. An affiliate is defined herein as a corporation or other business organization that owns, controls, is controlled by, or is under common control with, a party. Any purported assignment in violation of this Section shall be void.

20.  Severability. If any provision or any part of a provision of this
     ------------
     Agreement shall be held invalid or unenforceable, then the remaining portions of that provision and the remainder of the Agreement shall be construed as if not containing the particular invalid or unenforceable provision or portion thereof, and the rights and obligations of each Party shall be construed and enforced accordingly.

21.  Survival. The terms, conditions and warranties contained in this Agreement
     --------
     that by their sense and context are intended to survive the termination or expiration of this Agreement shall so survive.

22.  Entire Agreement; Modifications. This Agreement, including the Exhibits
     -------------------------------
     attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof as of the Effective Date with respect to the Services. All prior agreements, representations, statements, negotiations, understandings and undertakings are superseded by this Agreement. This Agreement may be modified only in a written document signed by both parties.

23.  Headings; Construction. The headings of the Paragraphs of this Agreement
     ----------------------
     are inserted for convenience only and are not intended to affect its meaning or interpretation. Throughout this Agreement, the singular shall apply to the plural and the plural to the singular, unless the context clearly indicates otherwise.

24.  Notices. Except as otherwise provided herein, all notices or other
     -------
     communications to be given or that may be given by either Party to the other shall be deemed to have been duly given when made in writing and delivered in person or when deposited in the United States mail, postage prepaid, certified, return receipt requested or sent via facsimile with confirmation of receipt, and addressed as follows:

          If to Entel:
          -----------

          [***]
          Entel Technologies, Inc.
          1110 N. Glebe Road, Suite 850
          Arlington, VA 22201
          Fax: (703) 812-8700

          If to Triton:
          ------------

          [***]
          Triton PCS Operating Company, L.L.C.
          101 Lindenwood Drive, Suite 125
          Malvern, Pennsylvania 19355
          Fax: (610) 993-2683

     The notice addresses may be changed by written notice given by one Party to the other.

25.  Exhibits. The following Exhibits and Attachment are attached hereto and
     --------
     incorporated herein:

     Exhibit I:        Scope of Services for Spectrum Sharing and Microwave
                       Relocation Services
     Exhibit II:       Pricing and Pass Through Expenses for Spectrum Sharing
                       Engineering and Microwave Relocation Services
     Exhibit III:      Sample Work Order
     Attachment I      List of Valid Paths Identified in Fast Start Report
     Attachment II     Work Order Number 1
     Attachment III    Work Order Number 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

TRITON PCS OPERATING                                 ENTEL TECHNOLOGIES, INC.
COMPANY, L.L.C.
By: TRITON MANAGEMENT
COMPANY, INC., ITS MANAGER

 /s/ Clyde Smith                                      /s/ John T. Vento
---------------------------                          ---------------------------

     Clyde Smith                                          John T. Vento
---------------------------                          ---------------------------
Print Name                                           Print Name

 Executive Vice President                                President
---------------------------                          ---------------------------
Title                                                Title

* Confidential treatment requested

                                   Exhibit I
                                      to
                    Microwave Relocation Services Agreement
                           Between Triton and Entel

                              Scope of Services
                              -----------------
                                     for
                                     ---
              Spectrum Sharing and Microwave Relocation Services
              --------------------------------------------------

Entel, utilizing the Comsearch IQ Clear spectrum sharing tool, procured and provided by Entel, will supply to Triton all labor, services, resources, and consultation necessary to perform the spectrum sharing study and analysis, drive test frequency selection, and prior coordination notices described below ("Spectrum Sharing Services"). Entel will also provide Triton with the Microwave Relocation Services described below.

1.   Spectrum Sharing Study and Analysis

     Entel will perform spectrum-sharing studies, as required by Triton, for the selected frequency, in each assigned BTA. The studies will initially be based on the generic traffic cell based design, which will be modified subsequently to include RF design information provided by Triton. Entel will identify all paths that could be affected by Triton's proposed PCS systems, based on FCC guidelines on interference avoidance. Entel will perform multiple interference studies for each assigned frequency and BTA, as required, over the course of the design and buildout phases.

2.   Drive Test Frequency Selection

     On a continuous basis as frequencies are assigned, Entel will complete the spectrum sharing study and analysis and provide Triton with the required drive test frequencies for the assigned BTS locations (if a non-interfering frequency is available).

3.   Prior Coordination Notices

     Entel will prepare Prior Coordination Notices (PCN(s)), mail PCNs to incumbents and clearinghouses, and coordinate responses and objections to PCNs, as required. Typically one PCN mailing will be required for each BTA, unless considerable RF engineering design changes occur later in the pre-launch phase. As a result of RF design changes, additional PCN(s) will be performed as required.

4.   Microwave Relocation Services

     Phased Delivery of Services
     ---------------------------

     Entel shall provide Triton with microwave relocation services (the "Services") as described below. The Services shall be delivered to Triton in three phases:

     Phase I:       Market Relocation Analysis
     -------

     Phase II:      Negotiations and Final Contract Execution
     --------

     Phase III:     Relocation Program Management
     ---------

     Phase I - Market Relocation Analysis

     Entel will utilize the results of the spectrum sharing study and analysis and will perform the following steps as required to complete assessment of interfering paths/incumbents as identified in the spectrum sharing study and analysis.

     A.   Service Description
          -------------------

          1.   Review and Catalog Path Data. Review information from the
               ----------------------------
               spectrum sharing study and analysis on a per market and per incumbent basis for both co-channel and adjacent channel paths. Information such as number of links, equipment and modulation type, capacity, site names and locations for each path will be logged for use during negotiations and relocation program management.

          3.   Path Prioritization. Entel will develop technical parameters for
               -------------------
               the interfering co and adjacent channel paths to establish negotiation and relocation strategies and path priorities.

          4.   Review of Incumbent Data. Entel will review incumbent system
               ------------------------
               data on a per link basis and compare the information against FCC database information to determine whether the incumbent is operating on a primary status with a current license.

          5.   Path Status Verification and Initial Incumbent Assessment. Entel
               ---------------------------------------------------------
               will contact each incumbent to confirm database information, verify path status, i.e. active, negotiated, or decommissioned. If the incumbent has not entered into an agreement with another PCS licensee, then Entel will assess the incumbent's willingness to negotiate, identify strategic information, and discuss preliminary relocation options.

          6.   Assessment of Previously Negotiated Paths. Entel will attempt to
               -----------------------------------------
               obtain the terms and status of each relocation agreement entered into between an incumbent and other PCS licensee(s). Entel will attempt to obtain a copy of the agreement, provided that it is not protected by a non-disclosure agreement. Entel will determine whether the dates agreed upon in the relocation agreement meet Triton's requirements.

          7.   Estimate Comparable Relocation Costs. Estimate relocation costs
               ------------------------------------
               on a per incumbent and per market basis for paths that are determined to be active or co-channel paths that have been negotiated and/or relocated. Information such as system type and architecture, number of links required to be relocated, tower heights and typical system usage will be used to develop the cost estimates.

          8.   Route Mapping. Develop route maps on a per incumbent and per
               -------------
               market basis delineating co-channel and adjacent channel active paths.

     B.   Deliverables
          ------------

          Entel will provide to Triton a written report containing the following information:

          1.   Preliminary Analysis of Assigned BTAs:
               -------------------------------------

               a)   Copies of FCC licenses for each identified path;

               b) Comparable cost documentation for each active path or for each co-channel paths which have been negotiated and/or relocated;

               c) Detailed budgetary cost analysis on a per BTA and frequency basis;

               d)   Route maps; and

               e)   Frequency relocation contract templates.

                                     -II-

     Phase II - Incumbent Negotiations and Final Contract Execution

     A.   Service Description
          -------------------

          1.   Introductory Mailing. Entel will identify the proper technical
               --------------------
               and negotiation contact for each incumbent and send an introductory mailing packet containing general information on microwave relocation and specific information about Triton and its proposed course of action.

          2.   Negotiation Parameters. Entel will work with Triton to develop
               ----------------------
               negotiation parameters. These parameters should be established prior to the commencement of negotiations so that settlements may be negotiated expeditiously.

          3.   Development of Negotiation Strategies. Entel will work with
               -------------------------------------
               Triton to develop optimal negotiation strategies for each incumbent and market. These strategies will be based upon the size and location of each incumbent's network, considering whether the incumbent is present in multiple Triton markets, Triton's priorities and its willingness to provide various relocation alternatives.

          4.   Initiate Negotiations. Entel will negotiate with incumbent to
               ---------------------
               reach an agreement that conforms to Triton's relocation schedule and cost parameters.

          5.   Additional Negotiation and Finalization of Agreement for
               --------------------------------------------------------
               Amended Relocation Dates. If a path has been negotiated by
               ------------------------
               another PCS licensee, but the relocation date(s) are unacceptable to Triton, then Entel will initiate negotiations with the incumbent, other PCS licensee(s) or both to alter the unacceptable relocation dates and bring them into conformity with Triton's relocation priorities.

          6.   Negotiation Strategy. Entel will re-assess negotiation
               --------------------
               parameters and strategies as required based on discussions with incumbents, additional information obtained from incumbent meeting, and any modifications to Triton's deployment schedule.

          7.   Contract Templates. Triton's inside counsel shall review and
               ------------------
               modify, as required, the contract templates that Entel provided to Triton. These pre-approved contract templates are essential for enabling Entel to conclude negotiations in an efficient and expedient manner.

          8.   Finalize Relocation Terms. Entel will provide the proposed
               -------------------------
               business terms to Triton for approval.

          9.   Finalize Relocation Agreement. Once Triton has approved the
               -----------------------------
               business terms, Entel shall work with Triton's counsel to facilitate the negotiation and execution of the final relocation agreement between Triton and the incumbent.

     B.   Deliverables
          ------------

          Entel will provide Triton with the following deliverables:

          1.   Signed offer letter;

          2. Executed frequency relocation agreement between incumbent and Triton;

          3.   Copies of any correspondence that Triton may request; and

          4. Periodic reports detailing the status of each negotiation and summarizing the information obtained on each incumbent.

                                     -III-

     Phase III - Relocation Program Management
     -----------------------------------------

     A.   Service Description
          -------------------

          1.   Frequency Coordination. Entel will order frequency coordination.
               ----------------------
               If required, Entel will prepare the required FCC license applications for incumbent's signature and submit such applications to the FCC.

          2.   Detailed Relocation System Design. Entel will order engineering
               ---------------------------------
               services required to design and engineer the microwave path including path and site surveys and network system design.

          3.   Third Party Proposals. Entel will obtain and review third party
               ---------------------
               proposals for equipment and/or services, including but not limited to construction, installation, testing and training and other services required to implement the turnkey replacement and make a recommendation to Triton as to which proposal to accept.

          4.   Tower Stress and Foundation Analysis. Entel will order any
               ------------------------------------
               required tower and foundation analyses. Entel will coordinate and program manages the entire process.

          5.   Tower Options Analysis. Entel will review results of the tower
               ----------------------
               and/or foundation analysis and based on the recommendation made by the Supplier, determine most cost-effective option such as structural strengthening, replacement, or alternate courses of action.

          6.   Leased Facilities. In the event that an incumbent transfers its
               -----------------
               operations to leased facilities and requests Triton's assistance in the transfer, Entel will coordinate the transfer of the facilities to alternate leased by the scheduled decommissioning date.

          7.   Relocation Plan. Entel will develop a relocation plan that sets
               ---------------
               forth detailed relocation requirements including equipment procurement requirements, time line requirements, system performance requirements and detailed installation requirements. These detailed installation requirements will include testing, acceptance, and commissioning requirements.

          8.   Installation Feasibility Analysis. Entel, in coordination with a
               ---------------------------------
               third party equipment supplier and installer, will conduct an installation feasibility analysis in order to identify detailed installation requirements and to ensure that decommissioning objectives are met.

          9.   Installation Oversight. Entel will supervise the installation of
               ----------------------
               the replacement system to ensure that the old system is decommissioned on schedule and that the incumbent is satisfied with the installation of the replacement system.

          10.  Tower Modification Oversight. Entel will monitor third party
               ----------------------------
               Suppliers' performance to ensure timely completion of their obligations.

          11.  Documentation Review. Entel will review "as-built" documentation
               --------------------
               prepared by third party Suppliers, verify completion of third party supplier contractual requirements, and recommend to Triton to proceed with final payment based on acceptance criteria.

          12.  Incumbent Acceptance. Entel will obtain final incumbent
               --------------------
               acceptance of equipment and facility installation. Entel will ensure incumbent's satisfaction that the contractual obligations by Triton and its subcontractors (if applicable) have been met.

          13.  Final Cost Documentation. Entel will provide Triton with a final
               ------------------------
               accounting of the costs incurred to perform the turnkey relocation project.

                                     -IV-

          14.  Monitoring of Incumbent's Performance Obligations. For paths
               -------------------------------------------------
               that resulted in a cash transaction between Incumbent and Triton, Entel will monitor incumbent to ensure compliance with contractual obligations and report such status to Triton.

          15.  Decommissioning Notification. Entel will notify Triton of
               ----------------------------
               completion of the relocation and provide Triton with copies of FCC Forms 415 and/or FCC licenses indicating that the 2 GHz frequencies have been removed and decommissioned.

          16.  Cost Sharing Support. Entel will provide support to Triton in
               --------------------
               connection with the cost sharing process. If requested by Triton, Entel will analyze cost sharing claims presented to Triton by PCS relocators to determine whether the claims are reasonable based on the specifics of the underlying system.

     B.   Deliverables
          ------------

          Entel will provide Triton the following deliverables on a per incumbent basis:

          1. Periodic reports containing the status on incumbent compliance with the frequency relocation agreement including status on path decommissioning.

          2. Where applicable, Entel shall provide to Triton the following information:

                    a)   Test reports;

                    b)   Procurement documentation

                    c)   Project management reports;

                    d)   Equipment test certification;

                    e) Photos, drawings and other information obtained from site visits

                    f)   Cut-over documentation; and

                    g)   Equipment removal certification.

          5. Entel shall provide Triton with copies of FCC Forms 415 or other appropriate documentation for decommissioned paths.

                                      -V-

                                  Exhibit II
                                      to
                    Microwave Relocation Services Agreement
                           Between Triton and Entel

      Pricing and Pass Through Expenses for Spectrum Sharing Engineering
      ------------------------------------------------------------------
                                      and
                                      ---
                         Microwave Relocation Services
                         -----------------------------

1)   Spectrum Sharing Engineering Services Pricing

     a)   Per Task Pricing

          i)   Spectrum Sharing Study and Analysis - Billed upon [***].
               -----------------------------------

               (1)  $[***] per BTA

          ii)  Drive Test Frequency Selection - Billed on a monthly basis.
               ------------------------------

               (1)  $[***] per frequency per cell site

          iii) Prior Coordination Notices
               --------------------------

               (1)  $[***] per mailing per BTA - Billed upon [***].

2)   Microwave Relocation Services Pricing

     a)   Per Task Pricing

          i)   Phase I - Market Relocation Analysis - Billed upon [***].
               ------------------------------------

               (1)  $[***] per path for any path not listed in Attachment I

               (2)  $[***] per path for paths listed in Attachment I

          ii)  Phase II - Incumbent Negotiations and Final Contract Execution -
               --------------------------------------------------------------
               Billed upon [***].

               (1)  First path per incumbent: $[***]

               (2)  Each additional path per incumbent: $[***]

          iii) Phase III - Relocation Program Management - Billed upon [***].
               -----------------------------------------

               (1)  Turnkey Transaction

                    (a)  First path per incumbent: $[***]

                    (b)  Each additional path per incumbent: $[***]

               (2)  Cash Transaction

                    (a)  First path per incumbent: $[***]

                    (b)  Each additional path per incumbent: $[***]

* Confidential Treatment Requested

                                     -VI-

3)   Expense Reimbursement

     The pricing set forth above includes Entel's Services only and does not include the pass through expenses set forth below which are required to complete the microwave replacement. Triton shall reimburse Entel for the actual cost of the following types of expenses paid for by Entel:

         Activity                                                     Typical Cost
         --------                                                     ------------
         Path Survey                                                  $[***] per path
         Path Engineering                                             $[***] per path
         Microwave Frequency Coordination and FCC Licensing           $[***] per path
         Tower Stress Analysis                                        $[***] per path
         Site Construction, Equipment Purchase, Installation and      $[***] per analog
         Training                                                     Replacement
                                                                      $[***] per digital
                                                                      Replacement (Not including new tower cost)
         Travel Expenses                                              $[***] average per trip

Entel shall pay for expense items that are less than $[***]. Entel shall pass on the costs for such items to Triton. Entel shall invoice Triton on a monthly basis for such pass through expenses. For reimbursable expense items that are equal to or greater than [***], Entel shall prepare and submit to Triton a purchase requisition and Triton shall pay the third party supplier directly. In the event that the cost for an expense item exceeds the estimate set forth above, Entel shall obtain Triton's approval for such expense prior to incurring any cost associated with such expense.

* Confidential Treatment Requested

                                     -VII-

                                  EXHIBIT III

                            Work Order Pursuant To
                    Microwave Relocation Services Agreement
                 Between Triton PCS Operating Company, L.L.C.
                                      and
                           Entel Technologies, Inc.

                               SAMPLE WORK ORDER
                               -----------------

WORK ORDER NO.:
Triton PCS Operating Company, L.L.C. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave relocation services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated _________ between Triton and Entel according to the following terms:

1.   BTA Assignment:

2.   Assigned Services:

3.   Compensation
     Triton shall compensate Entel in accordance with the pricing terms set forth in Exhibit II of the Agreement.

4.   Payment Schedule:
     Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5.   Pass Through Expenses:
     Triton shall reimburse Entel for pass through expenses as set forth in
     Exhibit II of the Agreement.

6.   Commencement of Services:
     Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7.   Incorporation of Work Order:
     This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

TRITON PCS, OPERATING COMPANY, L.L.C.             ENTEL TECHNOLOGIES, INC.


______________________________                    ______________________________

______________________________                    ______________________________
Print Name                                        Print Name

______________________________                    ______________________________
Title                 Date                        Title                  Date

                                 Attachment I
                                      to
                    Microwave Relocation Services Agreement
                           Between Triton and Entel
              List of Valid Paths Identified in Fast Start Report
              ---------------------------------------------------

     ----------------------------------------------------------------------------------------------------------
                         INCUMBENT                                                CallSign A      CallSign B
---------------------------------------------------------------------------------------------------------------
                                                [***]

                                     -II-

     ----------------------------------------------------------------------------------------------------------
                         INCUMBENT                                                CallSign A      CallSign B
---------------------------------------------------------------------------------------------------------------


                                     -III-

     ----------------------------------------------------------------------------------------------------------
                         INCUMBENT                                                CallSign A      CallSign B
     ----------------------------------------------------------------------------------------------------------

                                     -IV-

                                 Attachment II
                            Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.


WORK ORDER NO.: 1
Triton PCS Operating Company, L.L.C. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave relocation services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated January 6, 1998 between Triton and Entel according to the following terms:

8.   BTA Assignment:

         -------------------------------------------------------------
         BTA Number      BTA Name
         -------------------------------------------------------------

         [***]           [***]





9.   Assigned Services:
     Entel shall perform Spectrum Sharing Engineering Services and Phase I - Market Relocation Analysis for the BTAs set forth above.

10.  Compensation:
     Triton shall compensate Entel in accordance with the pricing terms set forth in Exhibit II of the Agreement.

11.  Payment Schedule:
     Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

12.  Pass Through Expenses:
     Triton shall reimburse Entel for pass through expenses as set forth in
     Exhibit II of the Agreement.

* Confidential Treatment Requested

                                      -V-

WORK ORDER NO. 1
BETWEEN TRITON PCS OPERATING COMPANY, L.L.C.
AND ENTEL TECHNOLOGIES, INC.
CONTINUED

13.  Commencement of Services:
     Entel shall commence performance of the Services immediately upon full execution of this Work Order.

14.  Incorporation of Work Order:
     This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

TRITON PCS OPERATING COMPANY, L.L.C.         ENTEL TECHNOLOGIES, INC.

/s/ Clyde Smith                              /s/ John T. Vento
____________________________________         ___________________________________

Clyde Smith                                  John T. Vento
____________________________________         ___________________________________
 Print Name                                   Print Name

Executive Vice President  2/11/98             President                 1/6/98
____________________________________         ___________________________________
 Title                       Date             Title                      Date

                                     -VI-

                                Attachment III
                            Work Order Pursuant To
                    Microwave Relocation Services Agreement
                 Between Triton PCS Operating Company, L.L.C.
                                      and
                           Entel Technologies, Inc.

WORK ORDER NO.: 2
Triton PCS Operating Company, L.L.C. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave relocation services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated January 6, 1998 between Triton and Entel, according to the following terms:

15.  BTA Assignment:

         ----------------------------------------------------------------
         BTA Number      BTA Name
         ----------------------------------------------------------------

         [***]           [***]




16.  Assigned Services:
     Entel shall perform Phase II - Incumbent Negotiations and Final Contract Execution services for paths identified by Entel as interfering with the deployment of Triton's PCS system in the above referenced BTAs.

17.  Compensation:
     Triton shall compensate Entel in accordance with the pricing terms set forth in Exhibit II of the Agreement.

18.  Payment Schedule:
     Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

19.  Pass Through Expenses:
     Triton shall reimburse Entel for pass through expenses as set forth in
     Exhibit II of the Agreement.


* Confidential Treatment Requested

                                     -VII-

 WORK ORDER NO. 2
 BETWEEN TRITON PCS OPERATING COMPANY, L.L.C.
 AND ENTEL TECHNOLOGIES, INC.
 CONTINUED

 20.  Commencement of Services:
      Entel shall commence performance of the Services immediately upon full execution of this Work Order.

 21.  Incorporation of Work Order:
      This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

 TRITON PCS OPERATING COMPANY, L.L.C.        ENTEL TECHNOLOGIES, INC.


  /s/ Clyde Smith                             /s/ John T. Vento
--------------------------------------       -----------------------------------

Clyde Smith                                  John T. Vento
--------------------------------------       -----------------------------------
Print Name                                   Print Name

Executive Vice President    2/11/98          President                 1/6/98
--------------------------------------       -----------------------------------
 Title                       Date             Title                     Date

                                    -VIII-

                            Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.

WORK ORDER NO.  3

Entel is hereby requested to provide the microwave relocation services (the "Services") as set forth in Exhibit II of the Microwave Relocation Services Agreement (the "Agreement") dated Jan. 6, 1998, between Triton PCS, Inc. ("Triton") and Entel Technologies, Inc. ("Entel") according to the following terms:

1. BTA Assignment:

BTA Number             BTA Name            BTA Number         BTA Name
--------------------------------------------------------------------------------
  [***]                 [***]                [***]             [***]




2. Scope of Services: Spectrum Sharing Engineering Study and Analysis as set forth in Exhibit I.

3. Compensation
   Triton shall compensate Entel in accordance with the pricing terms set forth in the Agreement. Pricing for the requested service is $[***] per BTA. Total billing for the services requested in this work order is $[***].

4. Payment Schedule:
   Triton shall compensate Entel in accordance with the payment schedule set forth in the Agreement.

5. Pass Through Expenses:
   Pass Through Expenses will be billed as set forth in the Agreement.

6. Commencement of Services:
   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TRITON PCS, INC.                         ENTEL TECHNOLOGIES, INC.

/s/ Clyde Smith                            /s/ Dariush Alipanah
----------------------------------       ---------------------------------------

 Clyde Smith                             Dariush Alipanah
----------------------------------       ---------------------------------------
Print Name
 Executive Vice President 11/23/98       Vice-President, Eng. Services  11/19/98
----------------------------------       ---------------------------------------

* Confidential treatment requested

Title                      Date                          Date



* Confidential Treatment Requested

                            Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.

WORK ORDER NO.:  4
Triton PCS Operating Company, L.L.C. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave relocation services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:

1. BTA Assignment:

BTA Number                      BTA Name
--------------------------------------------------------------------------------
  [***]                          [***]


2. Assigned Services:
   Entel shall prepare and issue the Prior Coordination Notices (PCNS) for the BTAs set forth above.

3. Compensation:
   Triton shall compensate Entel in accordance with the pricing terms set forth in Exhibit II of the Agreement.

4. Payment Schedule:
   Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:
   [***] in providing the services requested in this work order.

6. Commencement of Services:
   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TRITON PCS OPERATING COMPANY, L.L.C    ENTEL TECHNOLOGIES, INC.

/s/ Michael H. Yglesias                /s/ Mark W. Carter
-----------------------------------    --------------------------------------

Michael H. Yglesias                    Mark W. Carter
-----------------------------------    --------------------------------------
Print Name                             Print Name

RF Engineer Manager         2/19/99    Director - Fixed Network Eng.  3/1/99
-----------------------------------    --------------------------------------

* Confidential Treatment Requested

Title              Date                       Title              Date

                            Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.

WORK ORDER NO.:  5

Triton PCS Operating Company, L.L.C. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave relocation services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:


1. BTA Assignment:

BTA Number                     BTA Name
--------------------------------------------------------------------------------
[***]                         [***]

2. Assigned Services:
   Entel shall prepare and issue the Prior Coordination Notices (PCN) for the BTA set forth above. This PCN is required due to a modification of the RF design for this market.

3. Compensation:
   Triton shall compensate Entel in accordance with the pricing terms set forth in Exhibit II of the Agreement.

4. Payment Schedule:
   Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:
   [***] in providing the services requested in this work order.

6. Commencement of Services:
   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TRITON PCS OPERATING COMPANY, L.L.C.         ENTEL TECHNOLOGIES, INC.

/s/ Kevin Watts                              /s/ Mark W. Carter
------------------------------------         -----------------------------------

Kevin Watts                                  Mark W. Carter
------------------------------------         -----------------------------------
Print Name                                   Print Name

R F Engineering Mgr.         3/22/99         Director Fixed Network Eng. 3/17/99
------------------------------------         -----------------------------------
Title                           Date         Title                          Date

* Confidential treatment requested

                            Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.


WORK ORDER NO.:  6

Triton PCS, Inc. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave relocation services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:


1. BTA Assignment:

BTA Number                         BTA Name
-----------------------------------------------------------
[***]                               [***]


2. Assigned Services:
   Entel shall perform Spectrum Sharing Engineering Services for the BTAs set forth above.

3. Compensation:
   Triton shall compensate Entel in accordance with the pricing terms set forth in Exhibit II of the Agreement.

4. Payment Schedule:
   Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:
   [***] in completing the services requested in this work order.

6. Commencement of Services:
   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TRITON PCS, INC.                           ENTEL TECHNOLOGIES, INC.

/s/ Shekhar Deshpande                      /s/ Mark W. Carter
-----------------------------------        -------------------------------------

Shekhar Deshpande                          Mark W. Carter
-----------------------------------        -------------------------------------
Print Name                                 Print Name

VP Engineering & Operations 3/25/99        Director - Fixed Network Eng. 3/25/99
-----------------------------------        -------------------------------------
Title                        Date          Title                           Date

* Confidential treatment requested

                             Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.


WORK ORDER NO.:  7

Triton PCS, Inc. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave engineering services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:


1. BTA Assignment:
   The engineering services requested in this work order involve the [***].

2. Assigned Services:
   Entel shall perform Microwave Engineering Services for [***] target sites located in the BTA set forth above. The target sites are PCS sites that require a microwave link to an adjacent PCS site in order to obtain T1 service. Triton has provided a list of [***] candidate donor sites for the [***] target sites. Therefore, Entel will complete path surveys for [***] links as directed by Triton.

3. Compensation:
   Triton shall compensate Entel in accordance with the pricing terms included in the attached Scope of Services. Entel will complete only those services as requested by Triton for each link and Triton shall compensate Entel accordingly.

4. Payment Schedule:
   Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:
   Triton shall reimburse Entel on a monthly basis for pass through expenses set forth in Exhibit II of the Agreement.

6. Commencement of Services:
   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TRITON PCS, INC.                        ENTEL TECHNOLOGIES, INC.

/s/ Michael H. Yglesias                 /s/ Mark W. Carter
-------------------------------         ----------------------------------------

Michael H. Yglesias                     Mark W. Carter
-------------------------------         ----------------------------------------
Print Name                              Print Name

RF Engineering Manager 4/2/99           Director - Fixed Network Eng.     4/5/99
-------------------------------         ----------------------------------------
Title                   Date            Title                              Date

* Confidential treatment requested

                             Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.


WORK ORDER NO.:  8

Triton PCS, Inc. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave engineering services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:

1. BTA Assignment:
   The engineering services requested in this work order involve microwave paths identified in the spectrum sharing studies associated with Work Orders #3 and #6. However, paths that were also identified in the spectrum sharing studies associated with Work Order #1 are excluded from this list.

2. Assigned Services:
   Entel shall perform Microwave Relocation Services Phase I, Market Relocation Analysis for the [***] microwave paths listed on Attachment A to this Work Order.

3. Compensation:
   Triton shall compensate Entel in accordance with the pricing terms included in the Microwave Relocation Services Agreement as listed in Attachment A.

4. Payment Schedule:
   Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:
   [***] in completing the services requested in this work order.

6. Commencement of Services:

   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TRITON PCS, INC.                       ENTEL TECHNOLOGIES, INC.

/s/ Shekhar Deshpande                  /s/ Mark W. Carter
----------------------------------     -----------------------------------------

Shekhar Deshpande                      Mark W. Carter
----------------------------------     -----------------------------------------
Print Name                             Print Name

VP - Engineering     4/19/99           Director - Fixed Network Eng.     4/16/99
----------------------------------     -----------------------------------------
Title                  Date            Title                                Date

*    Confidential treatment Requested

Wireless Facillities Inc            Triton PCS                    April 16, 1999
                                   Attachemnt A

---------------------------------------------------------------------------------------------------------------------------
  Path   Listed   Link ID    INCUMBENT              CALLSIGN-1   RX Freq   SITE-NAME 2       CALLSIGN-2   RX Freq    Band
   No    In MSA                                                         1                                    2
---------------------------------------------------------------------------------------------------------------------------
 [***]   [***]     [***]       [***]                [***]      [***]       [***]             [***]        [***]      [***]


-----------------------------------------------
Work Order 3    Work Order 6     Billing Amount
   Path              Path
-----------------------------------------------
[***]               [***]             [***]

                             Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.


WORK ORDER NO.:  9

Triton PCS, Inc. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave engineering services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:

1. BTA Assignment:
   The engineering services requested in this work order involve multiple BTAs in the Southeast region.

2. Assigned Services:
   Entel shall perform Microwave Engineering Services for 94 proposed microwave paths. The 94 proposed paths are listed on Attachment II to this work order.

3. Compensation:
   Triton shall compensate Entel in accordance with the pricing terms included in the attached Statement of Work. Entel will complete only those services as requested by Triton for each link and Triton shall compensate Entel accordingly.

4. Payment Schedule:
   Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:
   Triton shall reimburse Entel on a monthly basis for pass through expenses set forth in Exhibit II of the Agreement.

6. Commencement of Services:
   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TRITON PCS, INC.                       ENTEL TECHNOLOGIES, INC.


/s/ Nicholas Pepenelli                 /s/ Mark W. Carter
---------------------------------      -----------------------------------------


    Nicholas Pepenelli                     Mark W. Carter
---------------------------------      -----------------------------------------
Print Name                             Print Name

Technical Director 5-5-99              Director - Fixed Network Eng.
---------------------------------      -----------------------------------------
Title                      Date        Title                               Date

                               STATEMENT OF WORK

Microwave Path Feasibility Analysis

Upon [***] WFI will [***].

      [***]..........................................$[***]


Upon [***] WFI will [***] WFI will [***].  Again WFI will [***].

      [***]..........................................$[***]

      Note: [***]

Microwave Link Engineering and Path Survey

A.    Upon [***] WFI will [***]. WFI will [***]. WFI will [***].  WFI will[***].

      Upon [***]:

            [***]

          Pricing ...................................................$[***]

                  ...................................................$[***]

                 [***]

          Note:  [***]

* Confidential treatment requested

                                      1.

Wireless Facilities Inc.                Triton PCS                April 16, 1999
                            Attachment II to Work Order No. 9

---------------------------------------------------------------------------------------------------------------------------
                                                                  Ref
Path                                      Proposed       Dist    point  AMSL 1 Height 1 AMSL 2 Height 2 Azimuth 1 Azimuth 2
 No.  Microwave #   Site 1   Site 2   Test Heights (ft) in mile  (ft)    (ft)    (ft)    (ft)    (ft)    (deg)     (deg)
---------------------------------------------------------------------------------------------------------------------------
      I-26                             site 1  site 2
---------------------------------------------------------------------------------------------------------------------------
                                                          [***]


Wireless Facilities Inc.                Triton PCS                April 16, 1999
                            Attachment II to Work Order No. 9

---------------------------------------------------------------------------------------------------------------------------
                                                                  Ref
Path                                      Proposed       Dist    point  AMSL 1 Height 1 AMSL 2 Height 2 Azimuth 1 Azimuth 2
 No.  Microwave #   Site 1   Site 2   Test Heights (ft) in mile  (ft)    (ft)    (ft)    (ft)    (ft)    (deg)     (deg)
---------------------------------------------------------------------------------------------------------------------------
                   [***]

      ADDITIONAL LINKS TO BE EVALUATED

                   [***]

[***]

                             Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.


WORK ORDER NO.:  10

Triton PCS, Inc. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave engineering services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:

1. BTA Assignment:
   The engineering services requested in this work order involve multiple BTAs.

2. Assigned Services:
   Entel shall perform Comparable Cost Appraisal and Reimbursement Negotiation Services as detailed on the attached Scope of Services. Entel shall perform such services for all microwave paths for which Triton is responsible for cost-sharing reimbursement to a PCS Relocator(s).

3. Compensation:
   Triton shall compensate Entel in accordance with the pricing terms included in the attached Scope of Services.

4. Payment Schedule:
   Entel shall invoice Triton upon providing the "Deliverables" associated with each requested service. Triton shall provide payment for such services within 30 days of receiving the associated invoice(s).

5. Pass Through Expenses:
   Triton shall reimburse Entel on a monthly basis for pass through expenses set forth in Exhibit II of the Agreement.

6. Commencement of Services:
   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TRITON PCS, INC.                       ENTEL TECHNOLOGIES, INC.

/s/ Clyde Smith                        /s/ Mark W. Carter
--------------------------------       -----------------------------------------

Clyde Smith                            Mark W. Carter
--------------------------------       -----------------------------------------
Print Name                             Print Name

Executive Vice President 5/17/99       Director - Fixed Network Eng.      5/6/99
--------------------------------       -----------------------------------------
Title                      Date        Title                               Date

Comparable Cost Appraisal and Cost-Sharing Negotiations
-------------------------------------------------------
Scope of Services
-----------------

Phased Delivery of Services
---------------------------

WFI will supply to Customer all labor, services, resources, and consultation necessary to perform the 2 GHz microwave cost-sharing negotiation services described more particularly below. These services are in regard to negotiating on behalf of the Customer with the PCS Relocator seeking reimbursement from the Customer through a designated FCC Clearinghouse. The goal of these services is to reduce the cost-sharing reimbursement amount paid by the Customer to the PCS Relocator.

     The Services shall be delivered to Customer in two phases:

     Phase I:  Comparable System Cost Appraisal
     --------

     Phase II: Cost-Sharing Negotiations
     --------

     The steps required for each of the three phases are described in detail below.

Phase I: Comparable System Cost Appraisal
-----------------------------------------

WFI will utilize FCC database information and information obtained from microwave incumbents as required to complete an appraisal of the cost associated with the replacement of a relocated co-channel path that is subject to cost-sharing reimbursement as per the FCC's cost-sharing rules.

A.   Service Description
     -------------------

          1.   [***]. WFI will [***] WFI will [***]

          2.   [***]. WFI will [***] WFI will [***]

          3.   [***]. WFI will [***]


* Confidential treatment requested

B.  Deliverables
    ------------

     WFI will provide a written report to Customer containing the following information:

     [***]

Phase II:  Cost-Sharing Negotiations and Final Cost-Sharing Contract Execution
------------------------------------------------------------------------------

     A.  Service Description
         -------------------

          A step-by-step outline of the negotiation and information-gathering efforts to be performed by WFI in this phase is as follows:

     [***]

* Confidential treatement requested

B.  Deliverables
    ------------

WFI will provide Customer with the following deliverables:

[***]

Additionally, WFI will submit periodic reports to Customer, detailing the status of each negotiation and summarizing the information obtained on each path assigned for negotiation.

* Confidential treatment requested

                         Proprietary and Confidential

Pricing and Pass-Through Expenses for
-------------------------------------
Comparable Cost Appraisal and Cost-Sharing Negotiations
-------------------------------------------------------

1)   Phase I - Comparable Replacement System Cost Appraisal

     (1)    [***]:                                               $[***]

     (2)    [***]:                                               $[***]

     Note:  [***]

2)   Phase II - Cost-Sharing Negotiations

     (1)  [***]

3)   Expense Reimbursement

     The pricing set forth above includes WFI's Services only and does not include the travel expenses set forth below that may be required to complete a comprehensive comparable cost appraisal and negotiations with the PCS Relocator. Customer shall reimburse WFI for the cost of the following expenses paid for by WFI.

     Activity                                            Typical Cost
     --------                                            ------------

     Travel Expenses                                     $[***] average per trip
     (Reimbursable expenses include [***]).

     WFI shall invoice Customer on a monthly basis for pass-through expenses.

     * confidential treatment requested

                         Proprietary and Confidential

                             Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.


WORK ORDER NO.:  12

Triton PCS, Inc. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave engineering services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:


1. BTA Assignment:
   The subject microwave path is located in the [***] market.

2. Assigned Services:
   Entel shall perform Microwave Engineering Services for the existing microwave path between Station [***] to [***]. These Engineering Services will include the completion of a Path Profile using 30-meter terrain data and a field survey in order to determine the cause for the intermittent outages experiences on this path.

3. Compensation:
   Triton shall compensate Entel in accordance with the pricing terms included with the Statement of Work associated with Work Order No. 9.

4. Payment Schedule:
   Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:
   Triton shall reimburse Entel on a monthly basis for pass through expenses set forth in Exhibit II of the Agreement. As this field survey shall be completed at the same time as the surveys for the repeater paths in Triton's southeastern region, the Pass Through Expenses will be billed the charges for work order no. 9.

6. Commencement of Services:
   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TRITON PCS, INC.                       ENTEL TECHNOLOGIES, INC.

/s/ Nicholas Pepenelli                 /s/ Mark W. Carter
---------------------------------      -----------------------------------------

Nicholas Pepenelli                     Mark W. Carter                    6/10/99
---------------------------------      -----------------------------------------
Print Name                             Print Name


* Confidential Treatment Requested

Technical Director, South  6/4/99      Director - Fixed Network Eng.     6/10/99
---------------------------------      -----------------------------------------
Title                       Date       Title                               Date

                            Work Order Pursuant To
                   Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.

WORK ORDER NO.: 13
Triton PCS, Inc. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave engineering services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:

1. BTA Assignment:

   The subject microwave paths are located in the [***] market.

2. Assigned Services:
   Entel shall provide Frequency Coordination Services and prepare FCC applications for Stations [***] in order to enable Triton to modify the channel capacities of the existing [***].

3. Compensation:
   Entel's fee for the Assigned Services totals $[***] ([***]). [***].

4. Payment Schedule:
   Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:
   Triton shall reimburse Entel on a monthly basis for pass through expenses set forth in Exhibit II of the Agreement. As this field survey shall be completed at the same time as the surveys for the repeater paths in Triton's southeastern region, the Pass Through Expenses will be billed the charges for work order no. 9.

6. Commencement of Services:
   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

TRITON PCS, INC.                          ENTEL TECHNOLOGIES, INC.

  /s/ Nicholas Pepenelli                    /s/ Mark W. Carter
---------------------------------         -------------------------------------


      Nicholas Pepenelli                        Mark W. Carter
---------------------------------         -------------------------------------
Print Name

Technical Director, South  6/4/99         Director-Fized network Eng. 6/10/99
---------------------------------         -------------------------------------
Title                      Date           Title

* Confidential treatment requested

                            Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.

WORK ORDER NO.: 14

Triton PCS, Inc. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave engineering services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:

1. BTA Assignment:

   The engineering services requested in this work order involve the [***]
   BTA.

2. Assigned Services:

   Entel shall perform Microwave Engineering Services for [***] proposed microwave paths located in the BTA set forth above. These links and the services requested are listed on Attachment 1 to Work Order 14.

3. Compensation:

   Triton shall compensate Entel in accordance with the pricing terms included in the attached Scope of Services. Entel will complete only those services as requested by Triton for each link and Triton shall compensate Entel accordingly.

4. Payment Schedule:

   Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:

   Triton shall reimburse Entel on a monthly basis for pass through expenses set forth in Exhibit II of the Agreement.

6. Commencement of Services:

   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:

   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

TRITON PCS, INC.                            ENTEL TECHNOLOGIES, INC.

----------------------------                ----------------------------------

                                            Mark W. Carter
----------------------------                ----------------------------------
Print Name                                  Print Name

                                            Director - Fixed Network Eng.
----------------------------                ----------------------------------
Title                Date                   Title                     Date

* Confidential treatment requested

                        ATTACHMENT 1 to Work Order #14

                                  PATH LIST

----------------------------------------------------------------------------------------------------------------
   Path          Site 1      Site 2    Profile Using 3"       Profile Using 7.5            Path        Charge
   No.                                 Terrain Data          minute topographic           Survey
                                                                    data
----------------------------------------------------------------------------------------------------------------
                                                               [***]

* Cofidential treatment requested

                            Work Order Pursuant To
                   Microwave Relocation Services Agreement
                                    Between
Triton PCS, Inc. and Wireless Facilities Inc. (legal successor to Entel
                              Technologies, Inc.)

WORK ORDER NO.: 15

Triton PCS, Inc. ("Triton") hereby requests that Wireless Facilities Inc. ("WFI") provide the microwave engineering services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and WFI according to the following terms:


1. BTA Assignment:

   The subject microwave paths are located in the [***] market.

2. Assigned Services:

   WFI shall provide Frequency Coordination Services for the following links:

--------------------------------------------------------------------------------------------------------------
Link No.      Call Sign 1       Site Name 1       Call Sign 2      Site Name 2              Action
--------------------------------------------------------------------------------------------------------------
                                          [***]
-------------------------------------------------------------------------------------------------------------

   WFI shall prepare FCC applications as required for the requested Frequency Coordination Services for Stations [***] in order to enable Triton to modify the channel capacities of the existing paths listed above.

3. Compensation:

   WFI's fee for the Assigned Services totals $[***] ([***]).

4. Payment Schedule:

   Triton shall compensate WFI in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:

   [***] for the services associated with this work order.

6. Commencement of Services:

   WFI shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:

   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

 * Confidential treatment requested

Triton - Work Order No. 15, Page 2


TRITON PCS, INC.                          WFI FACILITIES INC.

/s/ Nicholas Pepenelli                    /s/ Mark W. Carter
------------------------------            -------------------------------
Nicholas Pepenelli                        Mark W. Carter
------------------------------            -------------------------------
Print Name
V.P. Eng. & OPS 7-27-99                   Director - Sales        7/28/99
------------------------------            -------------------------------
Title                 Date                Title                   Date

                             Work Order Pursuant To
                Microwave Relocation Services Agreement Between
    Triton PCS, Inc. and Wireless Facilities Inc. (legal successor to Entel
                              Technologies, Inc.)


WORK ORDER NO.:  17

Triton PCS, Inc. ("Triton") hereby requests that Wireless Facilities Inc. ("WFI") provide the microwave engineering services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and WFI according to the following terms:


1. BTA Assignment:


   The engineering services requested in this work order involve a proposed microwave path in the [***] BTA and an existing path near [***]

2. Assigned Services:

   WFI shall perform Microwave Engineering Services for the following proposed microwave path.



     ---------------------------------------------------------------
     Path No.              Site 1                           Site 2
     ---------------------------------------------------------------
                                     [***]


3. Compensation:

   Triton shall compensate WFI in accordance with the pricing terms included in the attached Statement of Work.


4. Payment Schedule:

   Triton shall compensate WFI in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:

   Triton shall reimburse WFI on a monthly basis for pass through expenses set forth in Exhibit II of the Agreement.



6. Commencement of Services:
   WFI shall commence performance of the Services immediately upon full execution of this Work Order.


7. Incorporation of Work Order:

   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.

TRITON PCS, INC.                                 WFI FACILITIES INC.

/s/ Nicholas Pepenelli                           /s/ Mark W. Carter
--------------------------------------           -------------------------------

Nicholas Pepenelli                               Mark W. Carter
--------------------------------------           -------------------------------
Print Name                                       Print Name

V.P Ops & Eng                  7/27/99           Director  Sales       7/28/99
--------------------------------------           -------------------------------
Title                          Date              Title                   Date

* Confidential treatment requested

                               STATEMENT OF WORK

Microwave Path Feasibility Analysis

Upon [***] WFI will [***].

      [***]..........................................$[***]


Upon [***] WFI will [***] WFI will [***].  Again WFI will [***].

      [***]..........................................$[***]

      Note: [***]

Microwave Link Engineering and Path Survey

A.    Upon [***] WFI will [***]. WFI will [***]. WFI will [***].  WFI will[***].

      Upon [***]:

            [***]

          Pricing ...................................................$[***]

                  ...................................................$[***]

                 [***]

          Note:  [***]

* Confidential treatment requested

                                      1.